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EXHIBIT 10.8
                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS AGREEMENT MADE THE 17TH DAY OF OCTOBER 1997, BY AND BETWEEN THE FIRST NATIONAL BANK OF THE HUDSON VALLEY, A NATIONAL BANKING CORPORATION, ORGANIZED AND EXISTING UNDER AND BY VIRTUE OF THE LAWS OF THE UNITED STATES OF AMERICA WITH PRINCIPAL OFFICES LOCATED AT ROUTE 55, LAGRANGEVILLE, NEW YORK 12540, HEREINAFTER (THE "BANK") AND DAVID S. MACFARLAND, RESIDING AT 84 SUSAN DRIVE, NEWBURGH, NEW YORK 12550, HEREINAFTER ("MACFARLAND").

     WHEREAS, MACFARLAND IS NOW EMPLOYED BY THE BANK AS ITS EXECUTIVE VICE PRESIDENT, AND IS CONSIDERED AN EXECUTIVE OFFICER AS DEFINED BY THE UNITED STATES CODE AND REGULATIONS PROMULGATED BY THE COMPTROLLER OF THE CURRENCY OF THE UNITED STATES OF AMERICA, AND

     WHEREAS, THE BOARD OF DIRECTORS OF THE BANK HAS ADOPTED SEVERAL PERSONNEL POLICIES RELATING TO OFFICERS EMPLOYED BY THE BANK, AND

     WHEREAS, THE PARTIES DESIRE TO ENTER INTO AN AGREEMENT TO INCORPORATE THESE PERSONNEL POLICIES AS WELL AS TO SET FORTH THEIR AGREEMENT WITH RESPECT TO OTHER ISSUES RELATING TO THE EMPLOYMENT OF MACFARLAND AS EXECUTIVE VICE PRESIDENT OF THE BANK.

     NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES AND AGREEMENTS HEREINAFTER CONTAINED, IT IS AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:
     1. EMPLOYMENT: THE BANK EMPLOYS AND ENGAGES MACFARLAND AS ITS EXECUTIVE
        -----------
     VICE
PRESIDENT AND MACFARLAND ACCEPTS AND AGREES TO EMPLOYMENT, SUBJECT TO THE
GENERAL

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SUPERVISION AND PURSUANT TO THE ORDERS, ADVICE AND DIRECTION OF THE BOARD OF
DIRECTORS OF THE BANK. MACFARLAND SHALL PERFORM SUCH OTHER DUTIES AS CUSTOMARILY PERFORMED BY ONE HOLDING SUCH A POSITION IN THE BUSINESS OF BANKING.

     2.   TERM OF EMPLOYMENT: THE TERM OF THIS AGREEMENT SHALL BE A PERIOD OF
          ------------------
THREE (3) YEARS, COMMENCING OCTOBER 17, 1997 AND TERMINATING OCTOBER 16, 2000, SUBJECT HOWEVER, TO PRIOR TERMINATION AS HEREINAFTER PROVIDED. AT THE EXPIRATION DATE OF OCTOBER 16, 2000, T HIS AGREEMENT SHALL BE CONSIDERED AUTOMATICALLY RENEWED FOR REGULAR PERIODS OF ONE (1) YEAR, PROVIDED NEITHER PARTY SUBMITS AN EARLIER NOTICE OF TERMINATION.

     3.   COMPENSATION: THE BANK SHALL PAY MACFARLAND, AND MACFARLAND SHALL
          -------------
ACCEPT FROM THE BANK IN FULL PAYMENT FOR HIS SERVICES AS EXECUTIVE VICE PRESIDENT, BASE COMPENSATION AT THE RATE OF ONE HUNDRED FIFTEEN THOUSAND ($115,000.00) DOLLARS PAYABLE AT THE RATE OF FOUR THOUSAND FOUR HUNDRED TWENTY THREE DOLLARS AND EIGHT CENTS ($4,423.08) PER PAY PERIOD WHILE THIS AGREEMENT SHALL BE IN FORCE ("BASE COMPENSATION"). MACFARLAND WILL ALSO SERVE AS A DIRECTOR OF THE FIRST NATIONAL BANK OF THE HUDSON VALLEY. AS A DIRECTOR, MACFARLAND WILL BE ENTITLED TO ALL COMPENSATION AND BENEFITS OF BOARD MEMBERS WHO ARE ALSO EXECUTIVES OF THE COMPANY, SPECIFICALLY ANNUAL DIRECTORS' FEES. ADDITIONALLY, MACFARLAND WILL BE A MEMBER OF THE SENIOR MANAGEMENT COMMITTEE OF THE FIRST NATIONAL BANK OF THE HUDSON VALLEY AND WILL REPORT DIRECTLY TO JOHN C. VANWORMER, PRESIDENT AND C.E.O. OR HIS SUCCESSOR. MR. MACFARLAND'S COMPENSATION WILL BE REVIEWED ON OCTOBER 17, 1998 AND IN ADHERENCE WITH THE BANK'S NORMAL COMPENSATION REVIEW PROGRAM THEREAFTER. CURRENTLY, EXECUTIVE VICE PRESIDENTS ARE REVIEWED FOR SALARY ACTION EVERY TWENTY FOUR (24) MONTHS.

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     4.   BENEFITS: MACFARLAND SHALL PARTICIPATE IN ALL GENERALLY AVAILABLE
          --------
EMPLOYEE BENEFIT PLANS AND PROGRAMS FOR SENIOR OFFICERS OF THE BANK OF EVERY NATURE AND SHALL, IN FACT, BE ENTITLED TO PARTICIPATE IN AND BE A MEMBER OF ALL SUCH BENEFIT PLANS AND, WHERE SUCH PLANS ARE "PROPORTIONATE TO COMPENSATION" PLANS, IN PROPORTION TO HIS COMPENSATION HEREUNDER. BENEFIT PLANS SHALL INCLUDE, BUT NOT BE LIMITED TO GROUP LIFE, DISABILITY, HOSPITALIZATION AND MAJOR MEDICAL INSURANCE COVERAGE, STOCK OPTIONS, STOCK PURCHASE OR BONUS PLANS, RETIREMENT PROGRAMS, PROFIT SHARING ARRANGEMENTS AND OTHER INCENTIVE COMPENSATION PLANS. MACFARLAND'S ELIGIBLE DEPENDENTS SHALL ALSO BE COVERED UNDER ANY SUCH PLANS AND BENEFIT PROGRAMS TO THE EXTENT THAT DEPENDENTS OF OTHER EMPLOYEES ARE SIMILARLY PROVIDED FOR.

     ANNUAL GOLF DUES AND FEES FOR MEMBERSHIP AT THE POWELTON CLUB OF NEWBURGH WILL BE REIMBURSED BY THE BANK.
     MACFARLAND SHALL BE PROVIDED WITH A COMPANY AUTOMOBILE UNDER ARRANGEMENTS AT LEAST EQUIVALENT TO THOSE CURRENTLY IN EFFECT WITH RESPECT TO OTHER BANK SENIOR EXECUTIVES.

     MACFARLAND IS AUTHORIZED TO INCUR REASONABLE EXPENSES FOR PROMOTING THE BUSINESS OF THE BANK. UPON SUBMISSION OF PROPER DOCUMENTS, THE BANK SHALL REIMBURSE HIM FOR ALL EXPENSES INCLUDING ENTERTAINMENT, TRAVEL AND MISCELLANEOUS OTHER EXPENSES REASONABLE INCURRED IN PROMOTING THE BUSINESS OF THE BANK AND IN PERFORMING HIS DUTIES AS AN OFFICER OF THE BANK.


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     5.   PERFORMANCE OF DUTIES: MACFARLAND AGREES THAT HE WILL AT ALL TIMES
          ---------------------
FAITHFULLY, INDUSTRIOUSLY, AND TO THE BEST OF HIS ABILITY, EXPERIENCE AND TALENT, PERFORM ALL OF THE DUTIES THAT MAY BE REQUIRED OF AND FROM HIM PURSUANT TO THE EXPRESS TERMS HEREIN AND TO THE REASONABLE SATISFACTION OF THE BANK. SUCH DUTIES SHALL BE RENDERED AT ROUTE 55, LAGRANGEVILLE, NEW YORK AND AT SUCH OTHER PLACES AS THE BANK SHALL IN GOOD FAITH REQUIRE OR AS THE INTEREST, NEEDS, BUSINESS OR OPPORTUNITY OF THE BANK SHALL REQUIRE OR MAKE ADVISABLE.

     6.   TERMINATION: THIS AGREEMENT MAY BE TERMINATED BY EITHER PARTY ON
          -----------
THIRTY (30) DAYS WRITTEN NOTICE TO THE OTHER. IF THE BANK TERMINATES THIS AGREEMENT FOR ANY REASON OTHER

THAN WILLFUL MISCONDUCT, GROSS NEGLIGENCE, OR ILLEGAL BEHAVIOR, MACFARLAND SHALL BE ENTITLED TO COMPENSATION EQUALING TWELVE (12) MONTHS OF ONE HUNDRED (100%) PERCENT OF HIS BASE COMPENSATION RECEIVED BY HIM AT SUCH TIME; AND PAYMENT FOR ALL VACATION DAYS NOT USED BY MACFARLAND AS OF THE DATE OF TERMINATION TO BE PAID ON A PER DIEM RATE OF COMPENSATION FOR SUCH DAYS. THIS PAYMENT SHALL BE A LUMP-SUM TO MACFARLAND NO LATER THAN THE EFFECTIVE DATE OF HIS TERMINATION.

     IN ADDITION, THE BANK SHALL PROVIDE AND CONTINUE TO PROVIDE FOR THE REMAINDER OF THE CONTRACT PERIOD, SUBJECT TO A MAXIMUM OF TWELVE (12) MONTHS AND A MINIMUM OF THREE (3) MONTHS AFTER TERMINATION SUCH INSURANCE BENEFITS (INCLUDING MEDICAL AND LIFE INSURANCE) AS THE BANK GENERALLY PROVIDES FOR ANY GROUP OR CLASS OF EMPLOYEE OF WHICH THE EMPLOYEE WOULD HAVE BEEN A MEMBER IF HIS EMPLOYMENT HAD CONTINUED.

     IN ADDITION TO PROVIDING SEVERANCE PAY AND BENEFITS, AS DESCRIBED ABOVE, THE BANK WILL ALSO PROVIDE OUT-PLACEMENT SERVICES, AT THE BANK'S EXPENSE.

          __________DMF     __________JVW

     AS A CONDITION PRECEDENT, TO RECEIVING THE ABOVE SEVERANCE PAYMENTS AND BENEFITS, MACFARLAND WILL EXECUTE A GENERAL RELEASE OF CLAIMS AND POTENTIAL CLAIMS AGAINST THE BANK WHICH THE BANK WILL PREPARE.

     IF MACFARLAND SHALL TERMINATE THIS AGREEMENT, HE SHALL BE ENTITLED TO PAYMENT FOR VACATION DAYS NOT USED AS OF THE DATE OF TERMINATION TO BE PAID ON A PER DIEM RATE OF COMPENSATION FOR SUCH DAYS. MACFARLAND SHALL NOT BE ENTITLED TO PAYMENT FOR VACATION DAYS IF HE FAILS TO PROVIDE THIRTY (30) DAYS NOTICE TO THE BANK.

     7.   OPTION IN THE EVENT OF MERGER OR SALE: IN THE EVENT THAT THE BANK
          -------------------------------------
SHALL CEASE TO OPERATE AS AN "INDEPENDENT" BANK OR PART OF AN "INDEPENDENT" BANKING GROUP, WHETHER BY

SALE, MERGER OR OTHERWISE, THEN AND IN THAT EVENT MACFARLAND SHALL HAVE THE OPTION TO TERMINATE THIS AGREEMENT IMMEDIATELY OR TO ELECT TO CONTINUE EMPLOYMENT. IN THE EVENT THAT MACFARLAND ELECTS TO TERMINATE THIS AGREEMENT, HE SHALL BE ENTITLED TO RECEIVE PAYMENT EQUAL TO ONE (1) YEAR OF BASE COMPENSATION THAN IN EFFECT EITHER IN A LUMP-SUM PAYMENT PAYABLE NO LATER THAN THIRTY (30) DAYS FROM THE EFFECTIVE DATE OF TERMINATION, OR MONTHLY PAYMENTS OVER A PERIOD OF TIME CHOSEN BY MACFARLAND AND IN NO EVENT EXCEEDING ONE (1) YEAR.

     8.   CONTRACT TERMS TO BE EXCLUSIVE: THIS WRITTEN AGREEMENT CONTAINS THE
          ------------------------------
ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ANY AND ALL OTHER AGREEMENTS BETWEEN THE PARTIES. THE PARTIES ACKNOWLEDGE AND AGREE THAT NEITHER OF THEM HAS MADE ANY REPRESENTATION WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY REPRESENTATIONS INDUCING THE EXECUTION AND DELIVERY HEREOF EXCEPT SUCH REPRESENTATIONS AS ARE SPECIFICALLY SET FORTH HEREIN

          __________DMF        __________JVW

AND EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT HE OR IT HAS RELIED ON HIS OR ITS OWN JUDGEMENT IN ENTERING INTO THE SAME. THE PARTIES HERETO FURTHER ACKNOWLEDGE THAT ANY STATEMENTS OR REPRESENTATIONS THAT MAY HAVE HERETOFORE BEEN MADE BY EITHER OF THEM TO THE OTHER ARE VOID AND OF NO EFFECT AND THAT NEITHER OF THEM HAS RELIED THEREON IN CONNECTION WITH HIS OR ITS DEALING WITH THE OTHER.

     9.   WAIVER OR MODIFICATION INEFFECTIVE UNLESS IN WRITING: IT IS FURTHER
          ----------------------------------------------------
AGREED THAT NO WAIVER OR MODIFICATION OF THIS AGREEMENT OR OF ANY COVENANT, CONDITION, OR LIMITATION HEREIN CONTAINED SHALL BE VALID UNLESS IN WRITING AND DULY EXECUTED BY THE PARTY TO BE CHARGED THEREWITH AND THAT NO EVIDENCE OF ANY WAIVER OR MODIFICATION SHALL BE OFFERED OR RECEIVED IN EVIDENCE IN ANY PROCEEDINGS, ARBITRATION, OR LITIGATION BETWEEN THE PARTIES HERETO ARISING OUT OF OR AFFECTING THIS AGREEMENT, OR THE RIGHTS OR OBLIGATIONS OF ANY PARTY HEREUNDER, UNLESS SUCH

WAIVER OR MODIFICATION IS IN WRITING DULY EXECUTED AS AFORESAID, AND THE PARTIES FURTHER AGREE THAT PROVISIONS OF THIS PARAGRAPH MAY NOT BE WAIVED EXCEPT AS HEREIN SET FORTH. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN THE EVENT THAT THIS AGREEMENT IS RENEWED AS PROVIDED HEREIN, THE APPROVAL OF A NEW RATE OF COMPENSATION OTHER BENEFITS FOR MACFARLAND AS ESTABLISHED BY THE BOARD OF DIRECTORS OF THE BANK SHALL BE CONSIDERED TO BE AN AMENDMENT TO THIS AGREEMENT, BUT THAT ALL OTHER TERMS AND PROVISIONS OF THIS AGREEMENT SHALL GOVERN IN ALL RESPECTS IN SUBSEQUENT YEARS.

          __________DMF               __________JVW
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10.  CONTRACT GOVERNED BY LAW OF STATE OF NEW YORK: THE PARTIES HERETO AGREE
     ----------------------------------------------
THAT IT IS THEIR INTENTION AND COVENANT THAT THIS AGREEMENT AND PERFORMANCE HEREUNDER AND ALL SUITS AND SPECIAL PROCEEDINGS HEREUNDER BE CONSTRUED IN ACCORDANCE WITH AND UNDER AND PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND THAT IN ANY ACTION, SPECIAL PROCEEDINGS, OR OTHER PROCEEDING THAT MAY BE BROUGHT ARISING OUT OF, IN CONNECTION WITH, OR BY REASONS OF THIS AGREEMENT, THE LAWS OF THE STATE OF NEW YORK SHALL BE APPLICABLE AND SHALL GOVERN TO THE EXCLUSION OF THE LAW.

     THE PARTIES AGREE THAT ANY DISPUTE OR ACTION REGARDING EITHER THIS AGREEMENT OR MACFARLAND'S EMPLOYMENT OR CESSATION OF EMPLOYMENT SHALL BE BROUGHT IN EITHER THE SUPREME COURT OF NEW YORK COUNTY OF DUTCHESS, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE PARTIES HEREIN CONSENT TO SUCH JURISDICTION.

     11.  SURVIVORSHIP OF BENEFITS: THIS AGREEMENT SHALL BE BINDING ON AND INURE
          -------------------------
TO THE BENEFIT OF THE RESPECTIVE PARTIES HERETO AND THEIR EXECUTORS, ADMINISTRATORS, HEIRS, SUCCESSORS, ASSIGNS, AND PERSONAL REPRESENTATIVES.






          DMF               __________JVW
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     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT THE DAY
AND YEAR FIRST WRITTEN.

                    THE FIRST NATIONAL BANK OF THE HUDSON VALLEY
-                   BY:       /S/ JOHN C. VANWORMER, PRESIDENT
                       ------------------------------------------


                       /S/ DAVID S. MACFARLAND
                       -------------------------------------------
                         DAVID S. MACFARLAND

STATE OF NEW YORK   )
                    )
COUNTY OF DUTCHESS  )

          ON THIS __________ DAY OF ___________, 1997, BEFORE ME, PERSONALLY CAME JOHN C. VANWORMER TO ME KNOWN, WHO BEING BY ME, DULY SWORN, DID DEPOSE AND SAY THAT HE RESIDES AT RHINEBECK, NEW YORK; THAT HE IS THE PRESIDENT AND CEO OF THE FIRST NATIONAL BANK OF THE HUDSON VALLEY, THE CORPORATION DESCRIBED IN AND WHICH EXECUTE THE ABOVE INSTRUMENT; THAT HE KNOWS THE SEAL OF SAID CORPORATION; THAT THE SEAL AFFIXED TO SAID INSTRUMENT IS SUCH CORPORATE SEAL; THAT IT WAS SO AFFIXED BY ORDER OF THE BOARD OF DIRECTORS OF SAID CORPORATION, AND THAT HE SIGNED HIS NAME THERETO BY LIKE ORDER.



                                    -----------------------------------------
                                    NOTARY PUBLIC

STATE OF NEW YORK   )
                    )
COUNTY OF DUTCHESS  )

          ON THIS      17TH         DAY OF     NOVEMBER           , 1997, BEFORE
                  -----------------       ------------------------
ME, THE SUBSCRIBER, PERSONALLY APPEARS DAVID S. MACFARLAND, TO ME PERSONALLY KNOWN AND KNOWN TO ME TO BE THE SAME PERSON DESCRIBED IN AND WHO EXECUTED THE WITHIN INSTRUMENT AND HE ACKNOWLEDGED TO ME THAT HE EXECUTED THE SAME.



                                    LUKE J. LYONS
                                    ----------------------------------
                                    NOTARY PUBLIC